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            SECURITIES  AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549



                          FORM 8-K


                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934


              Date of Report:  August 25, 1994



                      UNOCAL CORPORATION
    ----------------------------------------------------
   (Exact name of registrant as specified in its charter)



           Delaware                    1-8483             95-3825062
- -------------------------------    -------------     -------------------
(State or other jurisdiction of     (Commission      (I.R.S. Employer
incorporation or organization)       File Number)     Identification No.)




    1201 West Fifth Street, Los Angeles, California      90017
    -------------------------------------------------------------
    (Address of principal executive offices)           (Zip Code)




Registrant's telephone number, including area code: (213) 977-7600

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ITEM 5.   OTHER EVENTS


              The approximate $80 million judgment against the Company in Angelina Hardwood Lumber Company v. Prairie Producing Co.,
          ---------------------------------------------------------
          awarded in the District Court of Angelina County, Texas, was reversed and rendered by the Court of Appeals, Ninth District of Texas at Beaumont (No. 09-93-184 CV) on August 25, 1994. Under the appellate court's decision, Angelina is not entitled to any recovery against the company.







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                                 SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                      UNOCAL CORPORATION
                                      ------------------
                                         (Registrant)






Dated:  September 1, 1994        By:  CHARLES S. MCDOWELL
- -------------------------             ------------------------
                                      Charles S. McDowell,
                                       Vice President and Comptroller







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